                                   BENCHMARK

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each entity listed on Schedule A attached hereto (each a "Granting Entity," and collectively the "Granting Entities") and each person listed on Schedule B attached hereto (each, a "Granting Equity
Holder" and collectively, the "Granting Equity Holders"), hereby constitutes and appoints AN-YEN E. HU its true and lawful attorney-in-fact (the "Attorney-in-
Fact") to act for and on behalf of such person in its own capacity and in its capacity as a manager, member, general partner or similar control person
("Control Person") of any other Granting Entity to:

  a. execute contracts, agreements, instruments, certificates and documents that arise in the ordinary course of business on behalf of such person in its own capacity and in its capacity as a Control Person in accordance with and subject to the provisions of the relevant governing documents of such person and applicable law, including, but not limited to, stock powers, stock purchase agreements, voting agreements, co-sale agreements, investor rights agreements, management rights agreements, proxies, ballots, indemnification agreements, waivers, stockholder written consents or amendments or modifications to any of the foregoing, and documents related to opening and maintaining bank and brokerage accounts;

  b. execute, individually or jointly with any other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports or filings on Form ADV, Form D, Schedule 13D,
     Schedule 13G, Form 13-F, Form 13H, Form 3, Form 4, Form 5 and any
     applicable  registration statements) that such Granting Entity or Granting
     Equity Holder may be required to file with any foreign or domestic regulatory authority, including, but not limited to, the United States
     Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 or
     the Investment Advisers Act of 1940, each as amended and with the implementing rules and regulations thereto (collectively, the "Reports")
     with respect to such person's (i) status as an officer, member or director of, or (ii) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such person;

 c.  do and perform any and all acts for and on behalf of such Granting
     Entity or Granting Equity Holder that may be necessary or desirable to complete and execute any such Reports and timely file such forms, reports, notices and schedules with the United States Securities and Exchange
     Commission and any stock exchange or other domestic or foreign authority;
     and

 d.  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such Granting Entity or Granting Equity Holder, it being understood that the documents executed by such attorney-in-fact on behalf of such person, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

     Each Granting Entity and Granting Equity Holder hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such person might or could do if personally present, with full power of revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Each
Granting Entity and Granting Equity Holder acknowledges that no such attorney-
in-fact, in serving in such capacity at the request of such person, is hereby assuming, nor is any other Granting Entity or Granting Equity Holder hereby assuming, any of such person's responsibilities to comply with Section 16 or
Section 13 of the Securities Exchange Act of 1934 or otherwise.

     One or more additional Granting Entities or Granting Equity Holders may become a party to this Power of Attorney after the date hereof without the consent of any of the other parties hereto by executing a counterpart to this
Power of Attorney.  Schedule A and Schedule B shall be amended from time to time by the attorney-in-fact to reflect the addition or removal of any Granting
Entity or Granting Equity Holder.

     This Power of Attorney shall remain in full force and effect with respect to a Granting Entity or a Granting Equity Holder until the delivery by such
Granting Entity or Granting Equity Holder to the Attorney-in-Fact at his last known business address of a written revocation, in whole or in part, of this
Power of Attorney.

                         [Remainder of page left blank]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of July 13, 2020.

              GRANTING ENTITIES

    BENCHMARK CAPITAL MANAGEMENT CO. V, L.L.C.

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

    BENCHMARK CAPITAL MANAGEMENT CO. VII, L.L.C.

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

BENCHMARK CAPITAL PARTNERS V, L.P.
   By: Benchmark Capital Management Co. V, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

    BENCHMARK FOUNDERS' FUND V, L.P.
    By: Benchmark Capital Management Co. V, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

BENCHMARK FOUNDERS' FUND V-A, L.P.
    By: Benchmark Capital Management Co. V, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

BENCHMARK FOUNDERS' FUND V-B, L.P.
    By: Benchmark Capital Management Co. V, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

BENCHMARK CAPITAL PARTNERS VII, L.P.
    By: Benchmark Capital Management Co. VII, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
    Name: Steven M. Spurlock
    Title: Managing Member

    BENCHMARK FOUNDERS' FUND VII, L.P.
    By: Benchmark Capital Management Co. VII, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          -----------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

BENCHMARK FOUNDERS' FUND VII-B, L.P.
    By: Benchmark Capital Management Co. VII, L.L.C.,
its general partner

    By:   /s/ Steven M. Spurlock
          ------------------------------
    Name: Steven M. Spurlock
    Title: Managing Member

                            GRANTING EQUITY HOLDERS

                                   By:  /s/ Alexandre Balkanski
                                      ---------------------------
                                         Alexandre Balkanski

                                  By:  /s/ Matthew R. Cohler
                                      ---------------------------
                                         Matthew R. Cohler

                                  By:  /s/ Bruce W. Dunlevie
                                      ---------------------------
                                         Bruce W. Dunlevie

                                  By:  /s/ Peter H. Fenton
                                      ---------------------------
                                         Peter H. Fenton

                                  By:  /s/ J. William Gurley
                                      ---------------------------
                                         J. William Gurley

                                  By:  /s/ Kevin R. Harvey
                                      ---------------------------
                                         Kevin R. Harvey

                                  By:  /s/ Robert C. Kagle
                                      ---------------------------
                                         Robert C. Kagle

                                  By:  /s/ Mitchell H. Lasky
                                      --------------------------
                                         Mitchell H. Lasky

                                  By:  /s/ Steven M. Spurlock
                                      ---------------------------
                                         Steven M. Spurlock

                              SCHEDULE A

                               GRANTING ENTITIES

BENCHMARK CAPITAL MANAGEMENT CO. V, L.L.C.

BENCHMARK CAPITAL MANAGEMENT CO. VII, L.L.C.

BENCHMARK CAPITAL PARTNERS V, L.P.

BENCHMARK FOUNDERS' FUND V, L.P.

BENCHMARK FOUNDERS' FUND V-A, L.P.

BENCHMARK FOUNDERS' FUND V-B, L.P.

BENCHMARK CAPITAL PARTNERS VII, L.P.

BENCHMARK FOUNDERS' FUND VII, L.P.

BENCHMARK FOUNDERS' FUND VII-B, L.P.

                                   SCHEDULE B

                            GRANTING EQUITY HOLDERS

Alexandre Balkanski
Matthew R. Cohler
Bruce W. Dunlevie
Peter H. Fenton
J. William Gurley
Kevin R. Harvey
Robert C. Kagle
Mitchell H. Lasky
Steven M. Spurlock